UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                           SEAL HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
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________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                            SEAL HOLDINGS CORPORATION
                       5601 NORTH DIXIE HIGHWAY, SUITE 411
                  FORT LAUDERDALE, FLORIDA 33334 (954) 771-1772

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2000 Annual Meeting of Stockholders of Seal Holdings Corporation (the "Company"), which will be held at the Cypress Creek Westin Hotel, Board Room, Second Floor, 400 Corporate Drive, Fort Lauderdale, Florida, 33334 on Wednesday, July 5, 2000, at 2:00 p.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1. To elect seven Directors to serve until the 2001 Annual Meeting of Stockholders;
2. To amend the Company's Certificate of Incorporation in order to change the name of the Company to Le@P Technology, Inc.;
3. To ratify Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 2000; and
4. To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting is limited to Stockholders of record as of the record date of June 20, 2000 (or their authorized representatives) and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed Proxy Card and you will be pre-registered for the Annual Meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker). A list of the Stockholders entitled to vote at the Annual Meeting may be examined by any Stockholder at the Company's corporate offices at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and Proxy Statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed Proxy Card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                       By order of the Board of Directors



                                       Cecilio M. Rodriguez
                                       Secretary/Treasurer
June 22, 2000
Fort Lauderdale, Florida

IN ORDER TO AVOID ADDITIONAL SOLICITING EXPENSE TO THE COMPANY, PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING BY GIVING WRITTEN NOTICE OF REVOCATION, BY SIGNING AND DELIVERING TO THE SECRETARY OF THE COMPANY A PROXY BEARING A LATER DATE OR BY PERSONALLY VOTING AT THE MEETING.

                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            SEAL HOLDINGS CORPORATION
                              --------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                              --------------------

The 2000 Annual Meeting of Stockholders ("Annual Meeting") of Seal Holdings Corporation ("Seal/Company") will be held at the Cypress Creek Westin Hotel, Board Room, Second Floor, 400 Corporate Drive, Fort Lauderdale, Florida, 33334, on Wednesday, July 5, 2000 at 2:00 p.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy Card on June 22, 2000 to all Stockholders entitled to vote. Stockholders who owned Common Stock at the close of business on June 20, 2000 (the "Record Date") are entitled to vote. On the Record Date, there were [XX,XXX,XXX] shares of Common Stock outstanding. Seal's principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

WHY WAS THIS PROXY STATEMENT SENT?

This Proxy Statement and the enclosed Proxy Card were sent to you because the Company's Board of Directors is soliciting proxies from Stockholders of the Company's (i) Class A Common Stock, par value $.20 per share ("Class A Common Stock") and (ii) Class B Common Stock, par value $.20 per share ("Class B Common Stock", and together with Class A Common Stock, "Common Stock"), entitled to vote at the Annual Meeting. There are (i) two classes of Common Stock: (A) Class A Common Stock, and (B) Class B Common Stock, and (ii) one series of Preferred Stock, with issued and outstanding shares, which is the Series B Preferred Stock. The Class A Common Stock and the Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein. The Series B Preferred Stock has no voting rights and is not entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

o To elect seven Directors to serve until the 2001 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

o To amend the Company's Certificate of Incorporation in order to change the name of the Company to Le@P Technology, Inc.;

o To ratify Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 2000; and

o To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock and Class B Common Stock at the close of business on June 20, 2000 (the Record Date) are entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of June 20, 2000, the following shares were outstanding: (i) [XX,XXX,XXX] shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock entitled to vote is represented at the Annual Meeting. This means that (i) _____ shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required for a quorum. If you have returned the Proxy or attend the Annual Meeting in person, your Company Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. "Broker non-votes" also count for quorum purposes. If you hold your Class A Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock which it holds for you in accordance with your instructions. We do not count abstentions and "broker non-votes" as votes for or against any proposal.

If a quorum is not present or represented at the Annual Meeting, the Stockholders who do attend the Annual Meeting in person or who are represented by proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. No postage is needed if the Proxy Card is mailed in the United States. Returning the Proxy Card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your Proxy Card and send it to us in time to vote, your "Proxy" (one of the individuals named on your Proxy Card) will vote your shares as you have directed. If you sign the Proxy Card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

o "FOR" electing seven Directors to serve until the 2001 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

o   "FOR" changing the name of the Company to Le@P Technology, Inc.; and

o "FOR" ratifying Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 2000.

If any other matter is presented, your Proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matter which needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY A PROXY BE REVOKED?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways. First, you may send in another Proxy with a later date. Second, you may notify Seal's Secretary in writing before the Annual Meeting that you have revoked your Proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of June 20, 2000 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1:
Electing Seven Directors      Although the holders of Class B Common Stock are entitled to elect a simple majority (FOUR) of the Board of Directors and holders of the Class A Common
                              Stock are entitled to elect the remaining Directors the holder of the Class B
                              Common Stock has consented to the election of four Class A Directors and three
                              Class B Directors for purposes of this Annual Meeting only. Accordingly, the holders of Class B Common Stock will be entitled to elect four directors and the holders of Class A Common Stock will be entitled to elect three directors at the
                              Annual Meeting. The holder of the Class B Common Stock has retained the right to call at anytime a special meeting of the holders of Class B Common Stock for the purpose of electing that number of additional Class B Directors (two) as would thereafter result in the Class B Directors constituting a simple majority of the
                              Board of Directors. The persons nominated as the "Class A Directors", will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the "Class B Directors" will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class B Stock. "Plurality" means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected. Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for"
                              or "against" the nominee. A "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a
                              Director.

Proposal 2:
Change in Name
of Company                    The affirmative vote of a majority of the votes cast by the holders of the Class
                              A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to approve the change in the name of the Company to "Le@P Technology, Inc.". Although a vote to "abstain" is counted as neither a vote for or against the proposal if you "abstain" from voting, it has the same practical effect as if you voted "against" this proposal. Broker non-votes will have no effect on the votes.

Proposal 3:
Ratify Selection
of Accountants                The affirmative vote of a majority of the votes cast by the holders of the Class
                              A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Ernst &
                              Young LLP as the Company's independent accountants for the fiscal year ended
                              December 31, 2000. Although a vote to "abstain" is counted as neither a vote for or against the proposal, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the votes.


IS VOTING CONFIDENTIAL?

Yes. Proxy Cards, ballots and voting tabulations that identify individual Stockholders are confidential. Only the inspectors of election and certain Seal employees associated with processing Proxy Cards and counting the votes have access to your card. Additionally, all comments directed to Seal management (whether written on the Proxy Card or elsewhere) remains confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A COPY OF OUR ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999 IS ENCLOSED ALONG WITH THIS PROXY STATEMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of May 31, 2000, the Common Stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer,
(iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of May 31, 2000, there were 32,838,347 shares of Class A Common Stock issued and outstanding and 1,526 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding and one holder of record.



                                                          SHARES              PERCENTAGE
                                                       BENEFICIALLY          BENEFICIALLY
         NAME (1)                CURRENT TITLE             OWNED                 OWNED             TITLE OF CLASS
M. Lee Pearce, M.D.         Class B Director,               32,073,180  (2)    94.41%         Class A Common Stock
                            Chairman of the Board               25,000  (3)    100.00%        Class B Common Stock
                            of Directors                         2,170  (8)    100.00%        Series B Preferred Stock

Robert G. Tancredi, M.D.    Class B Director,                2,150,000         6.52%          Class A Common Stock
(4)                         Chief Executive Officer

Timothy C. Lincoln          Class B Director                       103         0.00%          Class A Common Stock

Laurence B. Brody, D.D.S.   Class A Director                         0         0.00%

Thomas M. Ferguson (5)      Class A Director                 1,072,675         3.19%          Class A Common Stock

John J. Rydzewski (6)       Class A Director                   328,279         1.00%          Class A Common Stock

Jose B. Valle               Class A Director                     1,200         0.00%          Class A Common Stock

Cecilio M. Rodriguez (7)    Treasurer and Secretary            125,000         0.38%          Class A Common Stock

All Directors and                                           33,749,334         96.30%         Class A Common Stock
Executive Officers as a                                         25,000         100.00%        Class B Common Stock
Group (6 Persons)                                                2,170         100.00%        Series B Preferred Stock


1.       The address for each of the persons and entities listed above is 5601
         N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

2. The shares beneficially owned by Dr. Pearce (i) include 28,239,847 shares of Class A Common Stock, which are owned by the M. Lee Pearce 1998 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner, (ii) include 2,000,000 shares of Class A Common Stock which are owned by PearTan, LLC of which Dr. Pearce is a member. (Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan; provided, however, that if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares), (iii) include 700,000 shares of Class A Common Stock which are owned by Broward Trading Corporation of which Dr. Pearce is the sole shareholder, and (iv) include warrants to purchase 1,133,333 shares of Class A Common Stock. The calculation of Dr. Pearce's beneficial ownership percentage does not take into account the exercise of options held by third parties, including options held by other officers and directors.

3. The shares are owned by Lauderdale Holdings, Inc., a Florida corporation of which Dr. Pearce is the sole shareholder.

4. Includes (i) vested options to purchase up to 150,000 shares of Class A Common Stock, out of a total option grant of 450,000 shares, and (ii) 2,000,000 shares held by PearTan, LLC, of which Dr. Tancredi is a member. Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan; provided, however that, if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares. The calculation of Dr. Tancredi's beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

5. Includes (i) options to purchase up to 800,000 shares of Class A Common Stock, all of which are fully vested and exercisable, and (ii) 157,675 shares held by First Magnum Corporation and (iii) 115,000 shares held by Mr. Ferguson. As sole stockholder of First Magnum Corporation, Mr. Ferguson has voting and investment power over First Magnum Corporation's shares of Common Stock of the Company. The calculation of Mr. Ferguson's beneficial ownership percentage takes into account his exercise of outstanding options. Such calculation does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

6. The calculation of Mr. Rydzewski's beneficial ownership percentage does not take into account the exercise of outstanding options and warrants held by third parties, including options and warrants held by other officers or directors.

7. Includes vested options to purchase up to 125,000 shares of Class A Common Stock, out of a total option grant of 450,000. The calculation of Mr. Rodriguez's beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers or directors.

8. These shares are held by the M. Lee Pearce 1998 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Common Stock may withhold authority to vote for the Class A nominees. The officers and directors of LHI, the holder of all of the outstanding shares of Class B Common Stock and the only stockholder to vote for the slate of Class B Directors, has indicated that LHI intends to vote "FOR" electing the slate of Class B Directors. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

                         NOMINEES FOR CLASS A DIRECTORS


         NAME                         AGE               POSITION                          SINCE
Thomas M. Ferguson                    60                Class A Director             April 2, 1999 (1)

John J. Rydzewski                     47                Class A Director             April 2, 1999

Jose B. Valle                         52                Class A Director

Laurence B. Brody, DDS                68                Class A Director


(1)      Mr. Ferguson served as a Class B Director from February 1997 to April
         2, 1999.

THOMAS M. FERGUSON has served as a Class A Director of the Company since April 1999. Mr. Ferguson was the Company's Chairman of the Board and a Class B Director from February 7, 1997 to April 2, 1999, and President and Chief Executive Officer of the Company from August 14, 1996 to April 2, 1999. Since 1992, he has been a Director, Chairman and President of First Stanford Corporation, a private advisory company engaged in providing services principally with respect to maritime transactions and the development of strategic business and financial plans for national and international companies. Mr. Ferguson serves as a director of Camber Companies, LLC. Mr. Ferguson is the sole stockholder, officer and Director of First Magnum Corporation. Mr. Ferguson received a Bachelor of Arts degree from Florida State University.

JOHN J. RYDZEWSKI has served as a Class A Director of the Company since April 1999. Since 1993, Mr. Rydzewski has been an investment banker specializing in health care finance and has been a principal of Benedetto, Gartland & Company, Inc., an investment banking firm. Mr. Rydzewski was previously a Vice President in the Health Care Finance Group of Kidder, Peabody & Co. and a manager at Price Waterhouse & Co. Mr. Rydzewski previously served as Chairman of the Board of ARV Assisted Living, Inc. and as a director of United Medical and Maxim Healthcare Corporations. Mr. Rydzewski received a Master of Business Administration Degree and a Bachelor of Science Degree from the Wharton School of the University of Pennsylvania. Mr. Rydzewski has also been a Director of Healthology, Inc. since March 2000.

JOSE B. VALLE has been a senior executive in the banking industry since 1972. From January 1997 to the present he has been a Senior Vice President of Bank of America, Florida. Prior to this position, from April 1991 to October 1996, Mr. Valle served first as CFO and later as CEO of Bank of North America. Until its sale in October 1996 to BankAtlantic, Bank of North America was formerly controlled by Dr. Pearce. From October 1996 to January 1997, Mr. Valle served as President of the Dade County, Florida operations of BankAtlantic. Mr. Valle is active in numerous civic, charitable and professional organizations in South Florida. Mr. Valle received a Bachelor in Accounting from the University of Florida and is a Certified Public Accountant.

LAURENCE B. BRODY, DDS has over 25 years of experience as an entrepreneur and senior executive, principally in the healthcare field. Since 1996 to present, Dr. Brody has served as President and CEO of ConsoliDent, Inc. based in South Florida. Dr. Brody formed and developed ConsoliDent, Inc., a dental information management company, to acquire the assets and manage the financial business activities of dental offices. In 1995, Dr. Brody served as President and CEO of MIDA Dental Plans, and was responsible for its sale in December 1995 to United Concordia. From September 1994 to March 1995, Dr. Brody served as a consultant to AESGEN, a start-up generic pharmaceutical venture created by Mayo Medical Ventures, a unit of the Mayo Clinic and Applied Analytical Industries, a pharmaceutical development company. Dr. Brody serves on the Board of Overseers at the University of Pennsylvania School of Dental Medicine, and is an Associate Professor of the University of Pennsylvania School of Dental Medicine and Nova Southeastern College of Dental Medicine. Dr. Brody has served as an advisor to the insurance departments in Florida, New Jersey, Maryland, Delaware and Pennsylvania.


                         NOMINEES FOR CLASS B DIRECTORS


         NAME                         AGE               POSITION                     SINCE
M. Lee Pearce, M.D.                   69                Chairman of the Board,       April 5, 1999
                                                        Class B Director             April 5, 1999

Robert G. Tancredi, M.D.              62                Chief Executive Officer,     April 15, 1999
                                                        Class B Director             April 2, 1999

Timothy C. Lincoln                    40                Class B Director



M. LEE PEARCE, M.D. has served as a Class B Director and Chairman of the Board of Directors and a principal stockholder of the Company since April 1999. Dr. Pearce has over 40 years of experience in the health care industry. For the majority of his health care career, he has been the Chairman and Chief Executive Officer of health care services companies which he founded. From February 1993 to January 1997, Dr. Pearce served as a Director of OrNda Health Corporation ("OrNda") (NYSE:ORN), the then third largest investor-owned hospital management system in the United States which operated 48 acute care medical-surgical hospitals, ambulatory surgical centers, numerous outpatient and specialty clinics. From 1989 to February 1997, he served as a Director of IVAX Corporation (AMEX:IVX), a manufacturer of pharmaceuticals, personal care products and diagnostic devices. In 1991, entities in which Dr. Pearce was a substantial owner included Golden Glades Regional Medical Center in Miami, Florida which was later restructured and sold. From 1987 through 1989, Dr. Pearce was at first a significant shareholder (1987) and then a Director (1988) of American Medical International, Inc. (NYSE: AMI). Between 1969 and 1985, he was the Chairman and Chief Executive Officer of American Hospital Management Corp., the operating management company of American Hospital of Miami and North Ridge Medical Center (two hospitals which he founded, developed and which were sold to AMI in 1985). Dr. Pearce is a member of the Board of Fellows of the Harvard Medical School and serves as a pro-bono consultant to the Mayo Foundation and the Mayo Medical Ventures. He also serves on the Board of Trustees of the University of Miami where he is also a member of the George E. Merrick Society. In addition to Dr. Pearce's medical degrees, he also received a J.D. degree from the University of Miami. He has been a fellow of the American College of Legal Medicine for over 30 years. He is also a member of the Dade County Medical Association, Florida Medical Association, American Medical Association as well as a member of the Dade County Bar, Florida Bar and American Bar Association.

ROBERT G. TANCREDI, M.D. has served as a Class B Director and Chief Executive Officer of the Company since April 1999. Dr. Tancredi has also served as the Chief Executive Officer and as a Manager of OH, Inc., a wholly owned subsidiary of the Company since April 1999. From 1985 to 1992, Dr. Tancredi was a member of the Board of Governors of the Mayo Clinic, Rochester, Minnesota. From 1985 to 1996, Dr. Tancredi was a member of the Board of Trustees of the Mayo Foundation. From 1987 to 1992, Dr. Tancredi was a member of the Board of Trustees of the American College of Cardiology. From December 1991 until his retirement as of December 31, 1996, Dr. Tancredi was Chairman of the Board of Governors of the Mayo Clinic, Scottsdale, Arizona. From October 1997 until April 2, 1999, Dr. Tancredi provided consulting services to certain affiliates of the Company and of Dr. Pearce. Dr. Tancredi has also been a Director of Healthology, Inc. since March 2000.

TIMOTHY C. LINCOLN is currently legal counsel for Marquette Realty, Inc. where he has served in various management roles since September 1995. Marquette Realty, Inc. manages a number of entities that M. Lee Pearce, M.D., the Company's Chairman of the Board and its majority stockholder, is the beneficial owner. Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly owned by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America. Bank of North America was formerly controlled by Dr. Pearce. Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law. Mr. Lincoln is a member of the Florida Bar.

All Class A Directors are elected by holders of the Class A Common Stock and all Class B Directors are elected by holders of the Class B Common Stock at the Annual Meeting of the Stockholders of the Company and hold office following election or until their successors are elected and qualified. The Company's bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company's Board of Directors.

To the best knowledge of the Company, other than as stated above, no Director of the Company is a Director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered under the Investment Company Act of 1940.

There are no family relationships between any of the Company's Executive Officers and Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Company's Board of Directors held four meetings during the year ended December 31, 1999. At December 31, 1999, the Company had a Compensation Committee consisting of Thomas M. Ferguson and John J. Rydzewski. During 1999, the Compensation Committee did not meet. The Compensation Committee reviews existing and proposed compensation plans, programs and arrangements both for officers of the Company and for certain non-officer employees. The Committee also grants stock options and awards restricted stock to key employees, including officers and members of the Board, in accordance with the terms of the Company's stock option plans. The full Board of Directors, and not the Committee, is authorized to grant or award compensation, options or restricted stock to any officer or employee who is also a Director and a member of the Compensation Committee.

The Company's Audit Committee consists of Thomas M. Ferguson and John J. Rydzewski, each of whom are outside Directors, as members of both the Company's Compensation Committee and Audit Committee. The Audit Committee will review the scope of the accountants' engagement, including the remuneration to be paid, and will review the independence of the accountants. The Audit Committee, with the assistance of the Company's Treasurer and Chief Financial Officer and other appropriate personnel, will review the Company's annual financial statements and the independent auditor's report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company's Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company's legal counsel, independent auditors and internal audit staff to inquire into and report to it on any matter having to do with the Company's accounting or financial procedures or reporting.

The Company has no standing Nominating Committee.

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 1999.

   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ELECTING THE SLATE OF FOUR CLASS A DIRECTORS AND THREE CLASS B DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED
                                  AND QUALIFIED


                               EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each Executive Officer of the Company as of May 31, 2000. Certain biographical information concerning Dr. Tancredi is presented under "Election of Directors."


             NAME                      AGE                        POSITION                             SINCE
Robert G. Tancredi, MD                 62                 Chief Executive Officer,                 April 15, 1999
                                                              Class B Director                     April 2, 1999

Cecilio M. Rodriguez                   40                        Treasurer,                        April 2, 1999
                                                                 Secretary                         April 2, 1999


CECILIO M. RODRIGUEZ, CPA has served as the Secretary and Treasurer of the Company since April 1999. Mr. Rodriguez has served as an executive officer of a number of the Company's subsidiaries since January 1998. From October 1996 to January 1998, Mr. Rodriguez served as Senior Vice President and Chief Financial Officer of First Financial Acceptance, Inc., a consumer finance company. From April 1991 until its sale in October 1996, Mr. Rodriguez was a Senior Vice President and Chief Financial Officer of Bank of North America. Bank of North America was controlled by Dr. Pearce. Mr. Rodriguez has been licensed in Florida as a Certified Public Accountant since 1982.


                             EXECUTIVE COMPENSATION

The following table sets forth certain summary information for the years indicated concerning the compensation awarded to, earned by, or paid to (i) those persons serving as the Company's Chief Executive Officer during the 1999 fiscal year, (ii) the other four most highly compensated Executive Officers of the Company who were serving as such at December 31, 1999, and (iii) up to two additional individuals who had served as an Executive Officer of the Company during the 1999 fiscal year but who were not Executive Officers at December 31, 1999, except that persons referred to in clauses (ii) and (iii) above generally are not included in the table if they received total annual salary and bonus of $100,000 or less for 1999. The persons named in this table are collectively referred to as the "Named Executive Officers."




CASH COMPENSATION
                                                                                                     LONG-TERM
                                                           ANNUAL COMPENSATION                      COMPENSATION
                                            --------------------------------------------------- ---------------------
                                                                                                        SECURITIES
            NAME AND                                                             OTHER ANNUAL           UNDERLYING
       PRINCIPAL POSITION          YEAR            SALARY($)       BONUS($)      COMPENSATION ($)(3)  OPTIONS/SARS (#)
Robert G. Tancredi, MD (1)(4)      1999            228,846          -0-                 77,000                   -0-
President and                      1998                  0          -0-                    -0-                   -0-
Chief Executive Officer            1997                  0          -0-                    -0-                   -0-


                                                                                                     LONG-TERM
                                                           ANNUAL COMPENSATION                      COMPENSATION
                                            --------------------------------------------------- ---------------------
                                                                                                        SECURITIES
            NAME AND                                                             OTHER ANNUAL           UNDERLYING
       PRINCIPAL POSITION          YEAR            SALARY($)       BONUS($)      COMPENSATION ($)(3)  OPTIONS/SARS (#)

Thomas M. Ferguson (2)              1999            70,530          -0-                142,000                   -0-
Chairman, President and             1998            26,529          -0-                  3,171               445,000
Chief Executive Officer             1997            64,000          -0-                  3,171               355,000



                                                                                                     LONG-TERM
                                                           ANNUAL COMPENSATION                      COMPENSATION
                                            --------------------------------------------------- ---------------------
                                                                                                        SECURITIES
            NAME AND                                                             OTHER ANNUAL           UNDERLYING
       PRINCIPAL POSITION          YEAR            SALARY($)       BONUS($)      COMPENSATION ($)(3)  OPTIONS/SARS (#)

Cecilio M. Rodriguez                1999           112,500          -0-                    -0-                   -0-
Chief Financial Officer             1998                 0          -0-                    -0-                   -0-
                                    1997                 0          -0-                    -0-                   -0-


(1)      Dr. Tancredi was appointed President and CEO of the Company on April
         15, 1999.

(2) Mr. Ferguson was appointed President and CEO of the Company on August 14, 1996 and resigned as President and CEO effective April 2, 1999. From April 2, 1999 to April 1, 2000, Mr. Ferguson provided certain advisory services to the Company pursuant to an employment agreement. Mr. Ferguson continues to serve as a Class A Director.

(3) Except for stock options issued pursuant to the Company's 1996, 1997, 1998 and 1999 Stock Option Plans, the Company has not provided any long-term compensation plan, stock appreciation rights, defined benefit or actuarial plan. Except pursuant to the employment agreement with Dr. Tancredi described below, the Company does not have any employment contract or termination of employment or change in control agreements with its Named Executive Officers.

(4) Dr. Tancredi is a member of PearTan LLC of which he and Dr. Pearce are the sole members. PearTan owns 2,000,000 shares of the Company's Class A Common Stock. Pursuant to the applicable governing documents of PearTan, upon any liquidation of PearTan (including the sale of the foregoing 2,000,000 shares) and after return of the members' respective capital contributions, Dr. Tancredi is entitled to receive from the proceeds of liquidation an amount which effectively gives him certain economic rights to 300,000 shares plus up to an additional 800,000 shares, subject to vesting. Subject to the satisfaction of certain vesting criteria, Dr. Tancredi's rights in the foregoing 800,000 shares vest at the rate of 200,000 per year on each April. As of December 31, 1999, a total of 200,000 of such shares had vested.

OPTION GRANTS DURING 1999

There were no grants of options during 1999.

EMPLOYMENT CONTRACTS

The Company has an employment agreement with Robert G. Tancredi, M.D. (the "Tancredi Employment Agreement"), the Company's Chief Executive Officer and President. Pursuant to the Tancredi Employment Agreement, Dr. Tancredi is paid at a rate of $300,000 per year. Dr. Tancredi was paid $270,000 on April 15, 2000 and is also entitled to guaranteed minimum bonuses as follows: (i) $180,000 on April 15, 2001 and (ii) $90,000 on April 15, 2002. With respect to each calendar year from and after January 1, 2001, the Board may award Dr. Tancredi an additional bonus, as determined in the discretion of the Board, based upon the Company achieving certain operational and financial requirements. Dr. Tancredi is also eligible to receive stock option awards as part of the Company's annual review of executive salaries and performance and to participate in any other stock option plans instituted by the Company. Dr. Tancredi is subject to certain restrictive covenants during the term of his employment with the Company and for a period of one year thereafter unless Dr. Tancredi's employment terminates for certain specified reasons, including following a Change of Control (as defined in the Tancredi Employment Agreement).

Effective April 2, 1999, the Company entered into a one year employment agreement with Thomas M. Ferguson (the "Ferguson Employment Agreement"). In connection with the performance of his services under the Ferguson Employment Agreement, Mr. Ferguson received $97,500 during the term of the Ferguson Employment Agreement. The Ferguson Employment Agreement ended by its terms on April 1, 2000.


OPTION EXERCISES AND YEAR END OPTION VALUES

The following table shows the aggregate number of unexercised options granted with respect to the Class A Common Stock of the Company under the 1996 Plan (as defined below), the 1997 Plan (as defined below), and the 1998 Plan (as defined below) to the Company's Chief Executive Officer.

                                                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                   UNDERLYING                   IN-THE-MONEY OPTIONS
                              SHARES                          OPTIONS/AT FY END(#)                  AT FY-END ($)
                            ACQUIRED ON        VALUE          --------------------                 --------------
         NAME               EXERCISE (#)     REALIZED($)    EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
Robert G. Tancredi, M.D.         -0-             -0-                 -0-/-0-                           -0-/-0-

Thomas M. Ferguson               -0-             -0-               800,000/-0-                       399,650/-0-

THE COMPANY'S STOCK OPTION PLANS

Currently, the Company has four stock options plans: (i) the 1999 Seal Holdings Corporation Long Term Incentive Plan (the "1999 Plan"), (ii) the Seal Holdings Corporation 1998 Incentive Option Plan (the "1998 Plan"), (iii) the Seal Fleet, Inc. Incentive Option Plan adopted in 1997 ("1997 Plan") and (iv) the Seal Fleet, Inc. Long Term Incentive Plan adopted August 14, 1996, as amended March 21, 1997 ("1996 Plan"). All options under the 1998 Plan, the 1997 Plan and the 1996 Plan have been granted.

COMPENSATION OF DIRECTORS

As of December 31, 1999, non-employee Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting for which they attend and are also reimbursed for expenses.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section, the term "Company" also includes each of the Company's subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates have been entered into without the benefit of arm's length bargaining and may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties. In addition, the structure and proposed method of operations of the Company may create certain inherent conflicts between the Company and its affiliates.

ASSOCIATION OF DIRECTORS AND OFFICERS

All of the Company's directors and officers who performed such functions prior to the closing of the transactions contemplated by the Agreement and Plan of Exchange dated December 21, 1998 between Seal Holdings Corporation and OHI were associated with other firms or occupations involving other business activities. Because of these affiliations and because these individuals devoted only part time to the affairs of the Company, there were potential inherent conflicts of interest in their acting as directors and officers of the Company and of other entities. All of the Company's directors and officers who served as directors or controlling stockholders of other entities were engaged in a variety of businesses which may have had various transactions with the Company. Please refer to the Company's Form 8-K dated April 2, 1999. As more fully described in such Form 8-K, effective April 2, 1999 Seal Holdings Corporation acquired all of the outstanding shares of OH, Inc., a Florida corporation ("OHI") in exchange for approximately 91% of the outstanding Company shares, on a fully diluted basis (the "Reverse Merger").

OAKRIDGE TRANSACTION

On September 30, 1999, the Company completed a transaction (the "Oakridge Transaction") pursuant to which its then wholly-owned subsidiary, OHI (which, through its subsidiaries, owned, operated and managed a comprehensive outpatient medical, diagnostic and surgical facility and physician practice business located in Fort Lauderdale, Florida), became a wholly-owned subsidiary of Oakridge Outpatient Center, Inc. ("Oakridge"). All of the outstanding capital stock of Oakridge was held by Gary Matzner, Rudy Noriega and Doyle Campbell, M.D. Immediately prior to the Oakridge Transaction, Mr. Matzner was OHI's general counsel, Mr. Noriega was OHI's president and Dr. Campbell was a physician employee of a subsidiary of OHI. The terms of the Oakridge Transaction were the result of arms-length negotiations between the parties. OHI's business constituted the only active business operations of the Company at that time. The Company has no ownership interest in Oakridge.

The Company's strategy for OHI's business was based upon its belief that sophisticated outpatient medical, diagnostic and surgical facilities would become the preferred delivery model for a significant portion of healthcare. During 1998 and 1999, the Company developed and operated the Oakridge Comprehensive Outpatient Center (the "Oakridge Center") as its first outpatient facility.

The Oakridge Center served the Fort Lauderdale and northern Broward County communities and was intended to be the prototype for other outpatient centers. In the operation of the Oakridge Center, the Company incurred start-up losses significantly greater than anticipated due to a variety of factors, including third party actions adverse to OHI which the Company believes adversely impacted the use of the Center by physicians and patients. Despite the Company's continued belief that sophisticated outpatient centers are a preferred delivery model for healthcare, the start-up losses of the Oakridge Center indicated greater risk than the Company was prepared to undertake. Accordingly, after presentation to the Company of an offer whereby an investor group comprised of certain members of OHI's management would form a new corporation, Oakridge, and invest working capital in OHI's outpatient business (in addition to receiving certain supplemental loans directly from an affiliate of Dr. Pearce), OHI was merged into a subsidiary of Oakridge for a nominal payment and assumption by the surviving company of all liabilities of OHI and its subsidiaries. In addition, in the merger, the Company assigned to Oakridge its claims against third parties that had taken actions adverse to the Company and received the right to certain contingent payments from the proceeds of any legal actions against such third parties. The Company understands that the potential claim against such third parties are being investigated and a possible legal action is being evaluated. There can be no assurance that, if a legal action is instituted, it will be successful, or even if successful, will result in any payment to the Company.

The foregoing description of the Oakridge Transaction is qualified in its entirety by reference to the Merger Agreement filed as an exhibit to the Company's For 8-K dated September 30, 1999. For further information relating to the Oakridge Transaction, including limitations on the Company's ability to participate in any potential litigation recovery, please refer to the Company's Form 8-K dated September 30, 1999.

JOHN J. RYDZEWSKI

Mr. Rydzewski is a principal in Benedetto Gartland and Company, Inc., an investment-banking firm providing services to the Company ("BGC"). In connection with the Company's agreement with BGC, the Company paid fees of $400,000 and $150,000 and issued 300,000 and 150,000 shares of Class A Common Stock during the year ended December 31, 1999, and the three-month period ended March 31, 2000, respectively. In addition, the Company's majority stockholder, Dr. Pearce, transferred 150,000 shares of his Class A Common Stock to BGC in connection with services provided in the Reverse Merger. The agreement with BGC expired by its terms on March 31, 2000. Additional placement fees and share purchase rights may be earned by BGC upon the occurrence of certain events, including certain future sales of securities by the Company and when the Company makes investments which are facilitated by or require the assistance of BGC.

In addition to the fees described above, as compensation for services provided to the Company by BGC in connection with the Company's investment in Healthology, Inc., 5% of the 3,211,453 shares acquired by the Company at a cost of $1.00 per share were transferred to BGC. The Company retained voting control over all such shares.

THOMAS M. FERGUSON

Effective April 2, 1999, the Company entered into a one year consulting agreement ("FSC Agreement") with First Stanford Corporation ("First Stanford"), whose sole stockholder, officer and director is Thomas M. Ferguson, a Class A Director of the Company (as of April 2, 1999) and the former Chief Executive Officer, President and Class B Director of the Company (to April 2, 1999). Under the terms of the FSC Agreement, First Stanford provided advisory services with respect to strategic and financial planning, marketing programs, corporate organization and structure and other general corporate matters. In connection with the performance of its services, First Stanford received $15,000 per month (for a total of $180,000 during the one year term of the FSC Agreement). The terms and conditions of the FSC Agreement were with the benefit of arm's length negotiations. The FSC Agreement ended by its terms on April 1, 2000.

On March 25, 1997, Mr. Ferguson purchased from the Company 120,000 shares of the Company's Class A Common Stock for $120,000. As consideration for the purchase, Mr. Ferguson issued a promissory note to the Company for $120,000 secured by a pledge agreement granting the Company a security interest in the shares. The note was due upon the earlier of March 21, 1999, the termination of Mr. Ferguson's employment with the Company, the date of sale or other disposition of the shares by Mr. Ferguson, or any breach of his obligations under the pledge agreement. In a meeting of the Board of Directors on December 1, 1998, it was resolved that, subject to a successful closing of the Reverse Merger with OHI, that Mr. Ferguson receive a special bonus equal to the value of the loan granted to him on March 25, 1997, and any accrued interest receivable. Accordingly, on April 2, 1999, in connection with the closing of the Reverse Merger, the Company forgave the note receivable of $120,000 and related accrued interest of $12,757.

M. LEE PEARCE, M.D.

M. Lee Pearce M.D., the Company's Chairman of the Board and its majority stockholder, directly or indirectly, owns a number of entities with which the Company, and its wholly-owned subsidiaries, does or has done business. The majority of these affiliated transactions related to the operations of OHI, which as of September 30, 1999 are no longer owned by the Company. In particular, Dr. Pearce (i) is the beneficial owner of North Ridge Va., Ltd. ("VAL"), the entity which owns the building where the Oakridge Comprehensive Outpatient Center (the "Oakridge Center") is located and was operated and leased by subsidiaries of OHI, (ii) is the beneficial owner of a substantial majority of North Ridge Medical Plaza, Ltd. ("NRMP"), which owns the building where the Company leases a suite for its corporate office and where subsidiaries of OHI leased office suites for physician offices, executive offices, and for a cardiac catheterization laboratory ("Cath Lab"), and (iii) is the beneficial owner of Oakridge Medical Group Realty, Inc. ("Realty"), a Florida corporation that is controlled by an affiliate of the Dr. Pearce, which owns two buildings that housed the offices of certain physician employees of a subsidiary of OHI.

Following the Oakridge Transaction, the Company now leases 2,060 square feet of office space in the NRMP pursuant to a lease expiring in 2004. The lease has an annual rental rate of approximately $38,000, adjusted annually for inflation. Prior to the Oakridge Transaction, affiliates of Dr. Pearce had agreements with subsidiaries of OHI as set forth below.

LEASE AGREEMENTS BETWEEN THE SUBSIDIARIES AND CERTAIN AFFILIATES OF DR. PEARCE

At the time of the Oakridge Transaction, OHI was in the process of entering into a definitive lease agreement with VAL, for the lease of the Oakridge Center. Such lease was anticipated to be a triple-net lease, however, the specific terms of the lease were in the process of being negotiated. It was anticipated that the annual rental under such lease would be based on fair market rates and that the balance of the material terms would be no less favorable than could be obtained by the Company from unaffiliated parties in an arm's length transaction.

OHI also expected to enter into a written lease agreement with NRMP for the Cath Lab to consist of approximately 5,700 square feet. The agreement had not been fully negotiated or executed at the time of the Oakridge Transaction. The annual rental under such lease was anticipated to be based on fair market rates and the balance of the material terms was anticipated to be no less favorable than could be obtained by OHI from unaffiliated parties in an arm's length transaction.

LEASE OF ADMINISTRATIVE AND PHYSICIAN OFFICES

Through one or more of its subsidiaries, OHI leased four suites from NRMP. These suites were used for administrative and physician offices. The office suites each leased for approximately $18 per square foot on a month-to-month basis, which is consistent with the amount paid by and terms of arrangements between NRMP and non-affiliated tenants. As of the date of the Oakridge Transaction, OHI had not entered into definitive written agreements with NRMP. It was anticipated that the annual rental under such leases would be based on fair market rates and that the balance of the material terms would be no less favorable than could be obtained by the Company from unaffiliated parties in an arm's length transaction.

Through its subsidiaries, OHI also leased approximately 16,000 square feet at $18 per square foot, on a month to month basis from Realty. These rates were established by an independent appraisal firm. As of the date of the OHI Transaction, OHI had not entered into a definitive written agreement with Realty.

CREDIT SUPPORT OF CERTAIN COMPANY OBLIGATIONS

OHI and its subsidiaries had entered into lease and loan agreements relating to computer hardware and software, office equipment and medical equipment. The total amount of such lease and loan obligations was approximately $9.0 million. In connection with these lease and loan obligations, Dr. Pearce provided credit support for the issuance of letters of credit in favor of the lessors and creditors. The amounts of the letters of credit totaled approximately $1.8 million.

GUARANTEES OF OTHER CONTRACTUAL OBLIGATIONS

Certain affiliates of Dr. Pearce provided limited guarantees of certain contractual obligations of subsidiaries of OHI, including, among other items, agreements with certain employees entered into before any significant capitalization of OHI.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and person who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 1999.

                                 PROPOSAL NO. 2

           TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

On June 6, 2000, the Board of Directors unanimously adopted a resolution approving, subject to stockholder approval, a change in the Company's name from "Seal Holdings Corporation" to "Le@P Technology, Inc.". The Board of Directors has determined that it would be in the best interest of the Company and its stockholders to amend the Company's Certificate of Incorporation to change the Company's name so as to enhance the Company's future marketing efforts and to help create a corporate identity that is tied to the new business focus of the Company.

The name change will not affect the validity of currently outstanding stock certificates. The Company's current stockholders will not be required to surrender or exchange any stock certificates that they now hold and should not send such certificates to the Company or its transfer agent for exchange.

If Proposal No. 2 is approved, Section I, of the Certificate of Incorporation, as amended, will read as follows:

                                       "I.

              The Name of the Corporation is Le@P Technology, Inc."


If stockholder approval is obtained, the Amendment in substantially the form attached hereto as Exhibit "A" becomes effective once it is filed with Secretary of State of the State of Delaware, which is expected to occur promptly after stockholder approval of the Amendment.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVING AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE
   NAME OF THE COMPANY FROM SEAL HOLDINGS CORPORATION TO LE@P TECHNOLOGY, INC.


                                 PROPOSAL NO. 3

         RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S
                            INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent accountants for the year ending December 31, 2000. In the event the appointment of Ernst & Young LLP for 2000 is ratified, it is expected that Ernst & Young LLP will also audit the books and accounts of the Company's subsidiaries at the close of their current fiscal years. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The proposal to ratify the appointment of Ernst & Young LLP will be approved by the Stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. If a proxy card is specifically marked as abstaining from voting on the proposal, the shares represented thereby will not be counted as having been voted for or against the proposal. Unless otherwise instructed, the persons named on the proxy card intend to vote shares as to which a proxy is received in favor of the proposal.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS

                                 OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying Proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your Proxy.


                                  OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2001 Annual Meeting, Stockholder proposal must be received by the Company no later than February 23, 2001 and must otherwise comply with the requirements of Rule 14a-8.

If notice of a Stockholder's proposal has not been submitted for inclusion in the Company's proxy statement and is not received by the Company on or before February 23, 2001 or such date which is 45 days before the date this proxy is mailed, the persons names in the enclosed form of proxy will have discretionary authority to vote with respect thereto in accordance with their best judgment. If notice of the proposal is not timely served, the person named in the form proxy may not exercise their discretionary authority as to the proxy.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.


                                OTHER INFORMATION

The Company's Annual Report is included herein along with this Proxy Statement. All subsequent Quarterly Reports on Form 10-QSB filed before the date of the Annual Meeting are incorporated by reference in this Proxy Statement. The Company will provide to any Stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to Seal Holdings Corporation, Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, 33334, (954) 771-1772.

                                        By Order of the Board of Directors




                                        --------------------------------
                                        Cecilio M. Rodriguez
                                        Secretary/Treasurer

                                   EXHIBIT "A"


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SEAL HOLDINGS CORPORATION


         SEAL HOLDINGS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation, by unanimous written consent, adopted the following resolution:

         RESOLVED, that the Certificate of Incorporation of the corporation be amended by changing Section I. so that, as amended, said Section shall be and read as follows:

                                       "I.

         The name of this Corporation is Le@P Technology, Inc."

         SECOND: That at the July 5, 2000, Annual Meeting of Stockholders of the corporation which was duly called and held upon notice in accordance with
Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its __________________ this ___ day of July, 2000.



                                          SEAL HOLDINGS CORPORATION


                                          By:_____________________________

                                   EXHIBIT "B"

                            SEAL HOLDINGS CORPORATION
                       5601 NORTH DIXIE HIGHWAY, SUITE 411
                         FORT LAUDERDALE, FLORIDA 33334
                          TELEPHONE NO. (954) 771-1772

               2000 ANNUAL MEETING OF SHAREHOLDERS - JULY 5, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert G. Tancredi, M.D. and Cecilio M. Rodriguez and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the Board of Directors may designate, as proxyholders, each with full power of substitution and resubstitution, and hereby authorizes any proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record Date at the Annual Meeting to be held on Wednesday, July 5, 2000, which includes any continuation of such meeting pursuant to any adjournment of it to another time. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement for the Annual Meeting.

The undersigned also hereby revokes previous proxies and acknowledges receipt of the Company's Notice of Annual Meeting and Proxy Statement.

The Board recommends a vote of "FOR" for Items 1-2. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

1.   To elect seven Directors

     a.  Election of Class A Directors (to be elected by holders of the Class A Common Stock only).

         THOMAS M. FERGUSON         JOHN J. RYDZEWSKI         LAURENCE B. BRODY, DDS           JOSE B. VALLE


           |_|  FOR THE NOMINEES LISTED ABOVE        |_|  WITHHOLD AUTHORITY TO VOTE FOR THE
                     NOMINEES LISTED ABOVE


     b.  Election of Class B Directors (to be elected by holders of the Class B Common Stock only).

         M. LEE PEARCE, M.D.                ROBERT G. TANCREDI, M.D               TIMOTHY C. LINCOLN


           |_|  FOR THE NOMINEES LISTED ABOVE        |_|  WITHHOLD AUTHORITY TO VOTE FOR THE
                    NOMINEES LISTED ABOVE


         To withhold authority to vote for any indicated nominee, write the name(s) of the nominee(s) in this space__________________________.


                                      B-1



2.   To amend the Company's Certificate of Incorporation to change the name of the Company to "Le@P Technology, Inc."

     |_|  FOR        |_|  AGAINST      |_|   ABSTAIN

3.       To ratify the  appointment  of Ernst & Young LLP as the  Company's  independent  accountants  for the year ended December 31, 2000:

     |_|   FOR        |_|   AGAINST      |_|   ABSTAIN

4.    In their discretion,  the proxies are authorized to vote upon such other business as may properly come before the
      2001 Stockholders' Annual Meeting

      -----------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------

NOTE: Please sign this Proxy as your name appears hereon, including the title
"Executor," "Trustee," etc. if such is indicated. If a joint account, each joint owner should each sign. If stock is held by a corporation, this Proxy should be executed by a proper officer thereof.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                            Dated: ______________________, 2000


                                            -----------------------------------
                                            Stockholder

                                            -----------------------------------
                                             Co-owner, if applicable

                                      B-2